DundeeWealth Funds

(the “Trust”)

Mount Lucas U.S. Focused Equity Fund Class I Shares (Ticker: BMLEX) Class II Shares (“Mount Lucas Fund”)

Supplement Dated September 17, 2013 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Mount Lucas Fund each dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important ORGANIZATIONAL ANNOUNCEMENT REGARDING THE MOUNT LUCAS FUND

DundeeWealth US, LP (“DWUS”), the investment adviser to the Mount Lucas Fund, has informed the Board of Trustees of the Trust that it has decided to exit the sponsored mutual fund business. As such, DWUS and Mount Lucas Management LP (“Mount Lucas”), the sub-adviser to the Mount Lucas Fund, are in the process of examining potential partners for a potential reorganization or adoption of the Mount Lucas Fund in order to continue the Mount Lucas Fund’s business. In the event that DWUS is not able to identify a suitable partner as described above, which Mount Lucas believes to be unlikely, the Board of Trustees of the Trust will consider other options for the Mount Lucas Fund, which may include liquidation.  Additional information will be provided to shareholders of the Mount Lucas Fund as it is available.

Please keep this Supplement with your records.